UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2005

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 10, 2005, the Company filed with The Nasdaq Stock Market a request to extend the deadline to come into substantial compliance with Nasdaq Marketplace Rule 4310(c)(14) to May 23, 2005, and to extend the deadline to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14) to May 27, 2005. On May 17, 2005, the Company received notice from The Nasdaq Stock Market that a Nasdaq Listing Qualifications Panel (the “Panel”) has extended to May 31, 2005 the deadline for the Company to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14).

Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make, on a timely basis, all filings with the Securities and Exchange Commission required by the Securities Exchange Act of 1934, as amended. The Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, or its restated financial statements for the full 2002 fiscal year, the second and third fiscal quarters of 2003, the full 2003 fiscal year, and the first and second fiscal quarters of 2004 (the “Required Filings”).

The Panel’s decision to continue the listing of the Company’s shares on The Nasdaq National Market is subject to the condition that the Company file the Required Filings on or before May 31, 2005. In addition, the Company’s continued listing is conditioned on the Company timely filing all periodic reports with the Securities and Exchange Commission and The Nasdaq Stock Market for all reporting periods ending on or before December 31, 2006. The filing of a Form 12b-25 extension request will not result in an automatic extension of these filing deadlines.

If the Company is unable to comply with the conditions for continued listing required by the Panel, then the Company’s shares of common stock are subject to immediate delisting from The Nasdaq National Market. The Company cannot provide any assurance that it will be able to meet the May 31, 2005 deadline established by the Panel to come into compliance with Nasdaq Marketplace Rule 4310(c)(14). If the Company’s shares of common stock are delisted from The Nasdaq National Market, they may not be eligible to trade on any national securities exchange or the over-the-counter market. If the Company’s common stock is no longer traded through a market system, it may not be liquid, which could affect its price. In addition, the Company may be unable to obtain future equity financing, or use its common stock as consideration for mergers or other business combinations.

The Company intends to appeal any decision to delist its shares from The Nasdaq National Market, but cannot provide any assurance that its appeal will be successful. Any such appeal will not stay the decision to delist the Company’s shares.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1	Press Release of Autobytel Inc. dated May 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and General Counsel

Date: May 17, 2005

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1	Press Release of Autobytel Inc. dated May 17, 2005